SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) - May 20, 2004

                                 ---------------

                          TRENWICK AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                       0-31967                06-1087672
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

               One Canterbury Green                                   06901
               Stamford, Connecticut                               (Zip Code)
    (Address of principal executive offices)

                                  (203)353-5500
              (Registrant's telephone number, including area code)

                                      None
             (Former name or address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

      Exhibit No.         Description
      -----------         -----------

      99.1 April 2004 Monthly Operating Report of Trenwick America Corporation, dated May 20, 2004.

      99.2                List of non-Debtor entities

Item 9. Regulation FD Disclosure

A. On May 20, 2004, Trenwick America Corporation (the "Company" or the "Debtor") filed a monthly operating report as of August 20, 2003 and April 30, 2004 and for the month ended April 30, 2004 and the period from August 20, 2003 to April 30, 2004 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The Monthly Operating Report includes financial information only with respect to the Company. Accordingly, the Monthly Operating Report does not contain detailed financial information with respect to those subsidiaries and affiliates of the Company that have not commenced proceedings to reorganize under chapter 11 of the United States Bankruptcy Code. The non-Debtor entities are listed in Exhibit 99.2.

      The Monthly Operating Report is in a format prescribed by the applicable bankruptcy laws. Readers are cautioned not to place undue reliance upon the information contained in the Monthly Operating Report. The information in the Monthly Operating Report has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting, with the exception of accounting for wholly-owned subsidiaries of the Debtor, which have not been consolidated. In addition, certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of the Monthly Operating Report. There can be no assurance that the Monthly Operating Report is complete, and the Company undertakes no obligation to update or revise the Monthly Operating Report. The Monthly Operating Report has not been audited or reviewed by independent accountants.

      The unaudited information in the Monthly Operating Report is subject to further review and potential adjustments and is not necessarily indicative of future results. In addition, the Monthly Operating Report contains information for periods which are different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and does not include consolidated results of the Company. Accordingly, the substance and format of the Monthly Operating Report does not allow for meaningful comparison with the Company's previously disclosed consolidated financial statements.

      Although not included in Exhibit 99.2 hereto, the April 2004 Monthly Operating Report of Trenwick America Corporation as filed with the Bankruptcy Court also included Federal tax returns. The financial statements included in the Monthly Operating Report were prepared using certain assumptions and estimates that are subject to revision. Any adjustments for these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made. These adjustments could have a material impact on reported results in the future.

      In the future, so long as the Company remains under the supervision of the Bankruptcy Court, in lieu of filing quarterly reports on Form 10-Q and annual reports on Form 10-K, the Company intends to file on Form 8-K its monthly operating reports as filed with, and in the format prescribed by, the Bankruptcy Court.

      The Company is a debtor and debtor-in-possession in In re Trenwick America Corporation, et al., Case No. 03-12635 (MFW) (Bankr. D. Del. 2003).

Limitation on Incorporation by Reference

      In accordance with general instruction B.2 of Form 8-K, the Monthly Operating Report and other information in this Report (including exhibits) are furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that Section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRENWICK AMERICA CORPORATION


                                            By: /s/ Alan L. Hunte
                                               ---------------------------------
                                            Name:  Alan L. Hunte
                                            Title: Executive Vice President
                                                   & Chief Financial Officer

Dated: June 4, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 April 2004 Monthly Operating Report of Trenwick America Corporation, dated May 20, 2004.

99.2              List of non-Debtor-entities